Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
In connection with the Company's acquisition of P-Squared, LLC and its subsidiaries ("Purchasing Power") on January 2, 2026, the Plan received rollover contributions totaling $11.9 million during March 2026, subsequent to the December 31, 2025 plan year-end. These rollovers consisted of $11.6 million in traditional (pre-tax) rollover contributions and $0.3 million in Roth rollover contributions from Purchasing Power employees who became eligible participants in the Plan.
Management has evaluated subsequent events through June 25, 2026 and has determined that, other than the matter described above, no additional events have occurred that would require recognition or disclosure in the financial statements.